Meta Financial Group

NASDAQ: CASH

1Q14 Investor Update

December 2013

Forward Looking Statements

Meta Financial Group

Corporate Profile: Meta Financial Group, Inc.®, ("Meta Financial" or the "Company") and its wholly-owned subsidiary, MetaBank™ (the "Bank" or "MetaBank"), may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission ("SEC"), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's balance sheet and income statements; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems® ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the scope of restrictions and compliance requirements imposed by the supervisory directives and/or the Consent Orders entered into by the Company and the Bank with the Office of Thrift Supervision (the functions of which were transferred to the Office of the Comptroller of the Currency ("OCC") and the Federal Reserve) and any other such regulatory actions which may be initiated; the impact of changes in financial services' laws and regulations, including but not limited to our relationship with our regulators, the OCC and the Federal Reserve; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk in general, including, but not limited to, those risks involving the MPS division; the growth of the Company's business, as well as expenses related thereto; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company's business and prospects are contained in the Company's periodic filings with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.

Other important information about the Company is available at http://www.metafinancialgroup.com

Meta Management

Meta Financial Group



J. Tyler Haahr
Chairman and Chief Executive Officer, Meta Financial Group
Tyler Haahr has been with Meta Financial Group since March 1997. Previously he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C.



Brad C. Hanson
President, Meta Financial Group and MetaBank
Brad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.



Glen W. Herrick
Chief Financial Officer, Meta Financial Group and MetaBank
Glen Herrick was appointed EVP & Chief Financial Officer in October 2013 after joining Meta in March 2013. Previously, he served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy in West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

Who we are …

Meta Financial Group

↓

MetaBank

↓

Retail Bank	Meta Payment Systems

	Retail Bank	Meta Payment Systems	
Assets *	▪ $464 M	▪ $1,317 M	
Strong Economy and Local Markets	▪ Iowa ▪ South Dakota	▪ NetSpend ▪ Money Network ▪ Blackhawk	**Business Partners**

* Quarter Average

* Quarter End December 31, 2013

Who we are …

Meta Financial Group

- **Meta Financial Group:** (NASDAQ: CASH)
  - Added to Russell 2000 Index in June 2013
  - Top 5 in ***ABA Banking Journal's*** annual Performance Ranking for $1B-$10B banks
  - #7 ranked bank in the U.S. for fee income per ***Bank Director*** magazine
  - Sandler O'Neill's Small-Cap All Star list
  - Added to NASDAQ's ABA Community Bank Index (ABQI) in December 2013
  - Unique and relatively fixed cost of funds advantage (<20 bps)
- **Retail Bank**
  - Growing community bank
  - Strong local economy
  - 11 branch locations in Iowa and South Dakota
- **Meta Payment Systems (MPS)**
  - Dynamic payment systems division
  - A top prepaid card issuer in US
  - Strong deposit growth
  - Nationally focused

Strategic Goals

Meta Financial Group

- Grow MPS Division
  - Scalable operating infrastructure
  - Leverage low and no cost funds
  - Diverse product set: reloadable, payroll, gift, incentive and travel
  - MPS "financial inclusion" programs for unbanked, underbanked
- Exercise "Early Adopter" advantage in regulatory compliance
- Maintain strong credit and investment quality
- Emphasize asset diversification, yield enhancement
- Develop new product initiatives – payments, deposits and credit



Compliance and Oversight Systems

Meta Financial Group

- Early adopter of sophisticated compliance systems
- Investments in program design, training and technology
  - Implemented enhanced BSA/AML technology
  - Enhanced infrastructure expected to support growth with moderating expenses
  - Shift investments to business development opportunities
- High competitive barriers to entry
  - Expertise, Capital, Compliance
  - Operational infrastructure
  - High start-up costs
- Substantial progress with OCC



Growing our business

Meta Financial Group

- Capitalizing on synergies: community banking, MPS
  - MPS provides MFG over $1.2 billion in no-cost funds
  - High growth industry segment
  - Expect material benefits as interest rates rise
- Leveraging MPS leadership in prepaid card segment
  - High growth industry with Meta having large market share
  - Meta sponsors ~65% of U.S. “white label” ATMs
  - Emergent leader in “virtual cards” for electronic settlements
  - 36 patents with over a dozen pending


PREPAID

Deposits and Cost of Funds



Avg. Deposits-$millions
1,600
1,200
800
400
0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Cost of Funds
Cost of Funds
FY09
FY10
FY11
FY12
FY13
FY13 Q1
FY14 Q1
Bank
MPS
Cost of Funds

Retail Bank

- Successful regional enterprise
  - 60 years in business; strong, loyal customer base
  - 11 locations in Iowa and South Dakota
  - Growing, profitable operations
- Diverse customer base
  - Attractive combination of retail, commercial and agricultural
- Loan growth of 27% over the last year
- Expect loan growth to continue to be robust going forward
- Very strong credit quality



Where MetaBank is located

- Brookings
- Sioux Falls
- Storm Lake
- Des Moines


NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
IOWA
NEBRASKA

Financial Highlights

Meta Financial Group

- Net Income
  - $4.0 million in fiscal 2014 first quarter, +28% over prior year's comparable quarter
- Strong earnings profile
  - ROAA of 0.9% and ROAE of 10.89% for 1Q14
- Very Strong asset quality
  - NPAs markedly lower than peer group at 0.04% of total assets
- Increased market capitalization by ~300% in last 18 mos.
- Capital management
  - Capital raise supports growth opportunities



Interest Rate Risk Management

Meta Financial Group

- Positively leveraged for higher rate environment
- OCI overly volatile relative to peers; current rules do not capture true value of the balance sheet
  - Meta mark includes ~80% of assets vs. typical “peer” at 20%
  - Unrecognized value of low or zero cost deposits
- Expect securities portfolio yield and NIM to continue to increase given current interest rate environment
- Additional reinvestment opportunity in up environment
  - Approximately $10MM per month in MBS run-off
  - New deposits generated by MPS business
- Net interest margin (NIM) up 21 bps over the prior quarter



Capital Management

Meta Financial Group

- Successfully raised $61.0 million in new capital
  - $13.2 million in May 2012 – private placement
  - $34.2 million in September 2012 – private placement
  - $13.6 million in July-August 2013 – ATM offering
  - Investors include existing and new shareholders, and strategic partners
- Maintain strong capital ratios
  - Common Equity Tier 1 capital at least 8%
  - Risk-Based over 20%
- Support growth and potential acquisition opportunities
  - Increase in our stock price gives us additional acquisition capabilities



Earnings power while Growing equity

Meta Financial Group



4
3
2
1
0
-1
$ Earnings per share
30
25
20
15
10
5
0
$ Book per share
FY09
FY10
FY11
FY12
FY13
Diluted EPS
Book Value/Share

Fiscal year end of September 30

Balance Sheet ($000s)

Meta Financial Group

	Sep10	Sep11	Sep12	Sep13	Dec13 *	Dec14*
Cash And Cash Equivalents	94,248	132,149	106,067	73,733	69,920	66,003
Investments and MBS	511,011	615,320	998,826	1,176,811	1,154,662	1,232,564
Loans Receivable Net	369,563	314,484	329,689	364,100	325,625	389,880
Other Assets	64,037	64,825	61,412	98,760	66,958	97,107
Assets	1,038,859	1,126,778	1,495,994	1,713,404	1,617,165	1,785,554
Liabilities	968,144	1,047,699	1,387,222	1,577,589	1,470,971	1,638,508
Shareholders' Equity	70,715	79,079	108,772	135,815	146,194	147,046
Liabilities and Equity	1,038,859	1,126,778	1,495,994	1,713,404	1,617,165	1,785,554

- Quarter Average
- Fiscal Year End of September 30

Income Statement ($000s)

Meta Financial Group

Meta Financial Group	2010	2011	*2012	2013	2013 Q1	2014 Q1
Net Interest Income After Provision	17,299	34,034	32,685	36,022	8,797	10,513
Total Non Interest Income	97,444	57,491	69,574	55,503	13,410	13,587
Compensation and Benefits	32,529	30,467	31,104	34,106	8,277	8,951
Card Processing Expense	38,242	23,286	17,373	15,584	3,685	4,245
All Other Expense	24,159	29,509	26,986	24,713	6,116	5,865
Net Income (Loss) Before Taxes	19,813	8,263	26,796	17,122	4,129	5,039
Income Tax Expense (Benefit)	7,420	3,623	9,682	3,704	1,004	1,037
Net Income (Loss)	12,393	4,640	17,114	13,418	3,125	4,002

* $11.4M Gain on Sale of GNMA Securities

Fiscal Year End of September 30

Total Assets

Meta Financial Group



2,000
1,600
1,200
800
400
0
$millions
18.6% CAGR
FY09
FY10
FY11
FY12
FY13
FY14 Q1

- Quarter Average
- Fiscal Year End of September 30

Total Net Loans

Meta Financial Group



500
400
300
200
100
0
$millions
FY09
FY10
FY11
FY12
FY13
FY14 Q1

- Quarter Average
- Fiscal Year End of September 30

Non-Performing Assets

Meta Financial Group



$millions of non-performing assets
$18.0
$12.0
$6.0
$0.0
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
% of total assets
$7.5
$14.7
$9.7
$15.9
$2.6
$0.8
1.76%
0.94%
1.24%
0.16%
0.05%
0.04%
FY09
FY10
FY11
FY12
FY13
FY14 Q1
$ of NPA
% of Total

Fiscal Year End September 30

Total Revenue



$millions
150
100
50
0
FY09
FY10
FY11
FY12*
FY13
FY13 Q1
FY14 Q1
All Other Revenue
MPS Non-Interest Income

* $11.4M Gain on Sale of GNMA Securities

Fiscal Year End September 30

Meta Value Proposition

- Leading issuer of prepaid debit cards
  - Springboard into other products and services
- Strong capital position
  - Capacity to fund our growth objectives
- Steady dividend policy
- Potential for upward trend in earnings
  - Normalized interest rates
  - Asset diversification
  - ~85% of deposits are low or no-cost


CASH.O
45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov
2011
2012
2013
Volume (in Thousands)
600
200



Meta Financial Group®

NASDAQ: CASH